                                                                      Exhibit 99

                      MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                 SERIES 2005-1


                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:


                1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-1 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

                2. TRS is, as of the date hereof, the Servicer under the Agreement.

                3. The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.

                4. This Certificate relates to the Payment Date occurring on 15-Aug-06.

                5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

                6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail
         (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2006.


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer




                                         By: /s/ Stephen J. Bakonyi
                                             -------------------------------
                                             Name: Stephen J. Bakonyi
                                             Title: Vice President
                                                     ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                            MONTHLY REPORT

Monthly Period:                                         25-Jun-06 to 25-Jul-06

Record Date:                                                           31-Jul-06

Payment Date:                                                          15-Aug-06


TRUST ACTIVITY                                                     TRUST TOTALS

1. Number of days in Monthly Period                                          31

2. Beginning of Monthly Period Number of Accounts                     7,299,932

3. Beginning of Monthly Period Principal Receivables,
including any additions or removals during the monthly
Period                                                        $8,319,718,127.67

3a. Addition of Principal Receivables                                     $0.00

3b. Removal of Principal Receivables                                      $0.00

4. Beginning of Monthly Period Invested Amount of
Collateral Certificates                                                   $0.00

5. Beginning of Monthly Period Excess Funding
Account Amount                                                            $0.00

6. Beginning of Monthly Period Pool Balance                   $8,319,718,127.67

7. Beginning of Monthly Period Available
Overconcentration Account Amount                                          $0.00

8. New Principal Receivables                                  $6,990,725,985.02

9. Principal Collections                                      $7,238,165,221.10

10. Gross Default Amount                                         $20,427,684.04

11. End of Monthly Period Principal Receivables               $8,051,851,207.56

12. End of Monthly Period Invested Amount of
Collateral Certificates                                                   $0.00

13. End of Monthly Period Excess Funding
Account Amount                                                            $0.00

14. End of Monthly Period Pool Balance                        $8,051,851,207.56

15. End of Monthly Period Required Pool Balance               $1,200,000,000.00

16. End of Monthly Period Available
Overconcentration Account Amount                                          $0.00

17. Required Overconcentration Account Amount                             $0.00

18. End of Monthly Period Number of Accounts                          7,333,772

TRUST PERFORMANCE
1. Principal Collections                                      $7,238,165,221.10

2. Principal Payment Rate                                                 87.00%

3. Net Default Amount                                            $13,517,139.20

4. Annualized Net Default Rate                                             1.98%

5. Finance Charge Collections                                   $223,860,780.04

6. Trust Portfolio Yield (Net of Default)                                 30.76%

7. Delinquencies
                    31-60 Days Delinquent                       $148,400,917.16

                    61-90 Days Delinquent                        $40,723,591.04

                    90+ Days Delinquent                         $121,436,174.84

                    Total 30+ Days Delinquent                   $310,560,683.04

TRANSFEROR AMOUNT

1. Beginning of Monthly Period Pool Balance                   $8,319,718,127.67

2. Beginning of Monthly Period Nominal Liquidation Amount     $1,200,000,000.00

3. Beginning of Monthly Period Transferor Amount              $7,119,718,127.67

4. End of Monthly Period Pool Balance                         $8,051,851,207.56

5. End of Monthly Period Nominal Liquidation Amount           $1,200,000,000.00

6. End of Monthly Period Transferor Amount                    $6,851,851,207.56

7. End of Monthly Period Required
Transferor Amount                                             $1,207,777,681.13

SERIES 2005-1 NOMINAL LIQUIDATION AMOUNT

1. Beginning of Monthly Period Series
2005-1 Nominal Liquidation Amount                               $600,000,000.00

2. Reimbursement of previous reductions in the Series
2005-1 Nominal Liquidation Amount                                         $0.00

3. Investor Charge-Offs                                                   $0.00

4. Reallocated Principal Collections                                      $0.00

5. Principal Funding Account Balance                                      $0.00

6. Payments of principal of the Series
2005-1 Notes                                                              $0.00

7. End of Monthly Period Series
2005-1 Nominal Liquidation Amount                               $600,000,000.00

REALLOCATION GROUP A ALLOCATIONS               Trust Totals        Group Totals

1. Nominal Liquidation Amount                                 $1,200,000,000.00

2. Finance Charge Collections               $223,860,780.04      $32,288,706.41

3. Interest                                                       $5,257,313.34

4. Net Default Amount                                             $1,949,653.44

5. Servicing Fee paid to the servicer                             $2,000,000.00

6. Additional Amounts                                                     $0.00


SERIES 2005-1 ALLOCATIONS

1. Reallocation Group                                                          A

2. Shared Excess Available Finance Charge
Collections Group                                                              A

3. Shared Excess Available Principal Collections Group                         A

4. Principal Funding Account Balance                                      $0.00

5. Series 2005-1 Floating Allocation Percentage                            7.21%

6. Series 2005-1 Finance Charge Collections                      $16,144,353.20

7. Series 2005-1 Reallocation Group A Finance
Charge Collections                                               $16,133,792.37

8. Net Investment Proceeds from Principal Funding Account                 $0.00

9. Amounts withdrawn from Accumulation Reserve Account                    $0.00

10. Series 2005-1 Available Finance Charge Collections           $16,133,792.37

11. Series 2005-1 Allocation of Shared Excess Available Finance
Charge Collections                                                        $0.00

12. Series 2005-1 LIBOR Determination Date                             13-Jul-06

13. Series 2005-1 Monthly Interest (17-Jul-06 to 14-Aug-06)       $2,618,095.84

14. Series 2005-1 Servicing Fee paid to the servicer              $1,000,000.00

15. Series 2005-1 Default Amount                                    $974,826.72

16. Series 2005-1 Principal Allocation Percentage                          7.21%

17. Series 2005-1 Allocation of Principal Collections           $522,000,753.63

18. Series 2005-1 Allocation of Shared Excess Available
Principal Charge Collections                                              $0.00

19. Series 2005-1 Allocation of amounts withdrawn from the
Overconcentration Account                                                 $0.00

APPLICATION OF SERIES 2005-1 AVAILABLE FINANCE CHARGE COLLECTIONS

1. Series 2005-1 Available Finance Charge Collections            $16,133,792.37

2. Class A Notes( $558,000,000 )
  a. Class A Monthly Interest (Note Interest Rate:5.39875%)       $2,426,738.13
  b. Class A Outstanding Monthly Interest                                 $0.00
  c. Class A Additional Interest                                          $0.00
  d. Class A Outstanding Additional Interest                              $0.00

3. Class B Notes( $12,000,000 )
  a. Class B Monthly Interest (Note Interest Rate:5.54875%)          $53,637.92
  b. Class B Outstanding Monthly Interest                                 $0.00
  c. Class B Additional Interest                                          $0.00
  d. Class B Outstanding Additional Interest                              $0.00

4. Class C Notes( $30,000,000 )
  a. Class C Monthly Interest (Note Interest Rate:5.69875%)         $137,719.79
  b. Class C Outstanding Monthly Interest                                 $0.00
  c. Class C Additional Interest                                          $0.00
  d. Class C Outstanding Additional Interest                              $0.00

5.  Series 2005-1 Servicing Fee Paid to Servicer                  $1,000,000.00

6.  Amount equal to Series 2005-1 Default Amount treated as
     Series 2005-1 Available Principal Collections                  $974,826.72

7.  Amount equal to unreimbursed reductions in the Series
     2005-1 Nominal Liquidation Amount treated as Series 2005-1
     Available Principal Collections                                      $0.00

8.  Deposited to Accumulation Reserve Account                             $0.00

9.  Deposited to Class C Reserve Account                                  $0.00

10.  If event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 notes treated as
     Series 2005-1 Available Principal Collections                        $0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available for allocation to other series in Shared
       Excess Available Finance Charge Collections Group A       $11,540,869.82

12.  Remaining amount paid to holder of the
       Transferor Interest                                       $11,540,869.82

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE COLLECTIONS
ALLOCATED TO SERIES 2005-1

1.  Shared Excess Available Finance Charge Collections                    $0.00

2.  Applied to fund Class A Monthly Interest and Class A Additional
     Interest and any past due Class A Monthly Interest and
     Class A Additional Interest                                          $0.00

3.  Applied to fund Class B Monthly Interest and Class B Additional
     Interest and any past due Class B Monthly Interest and
     Class B Additional Interest                                          $0.00

4.  Applied to fund Class C Monthly Interest and Class C Additional
     Interest and any past due Class C Monthly Interest and
     Class C Additional Interest                                          $0.00

5.  Applied to unpaid Series 2005-1 Servicing Fee                         $0.00

6.  Amount equal to Series 2005-1 Default Amount treated
     as Series 2005-1 Available Principal Collections                     $0.00

7.  Amount equal to unreimbursed reductions in the Series
     2005-1 Nominal Liquidation treated as Series 2005-1
     Available Principal Collections                                      $0.00

8.  Deposited to Accumulation Reserve Account                             $0.00

9.  Deposited to Class C Reserve Account                                  $0.00

10.  If event of default and acceleration, amount up to the
      outstanding dollar principal amount of the Series 2005-1 notes
      treated as Series 2005-1 Available Principal Collectio              $0.00

11.  Remaining amount treated as Shared Excess Available Finance
       Charge Collections available to cover Series
       Available Finance Charge Collections Shortfalls                    $0.00

12.  Remaining amount paid to holder of the
       Transferor Interest                                                $0.00

PRINCIPAL COLLECTIONS

1.  Series 2005-1 Principal Allocation Percentage                          7.21%

2.  Series 2005-1 Principal Collections                         $522,000,753.63

3.  Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series
     2005-1 Servicing Fee and past due amounts thereon                    $0.00

4.  Item 2 minus Item 3                                         $522,000,753.63

5.  Other amounts treated as Series 2005-1
     Available Principal Collections                                $974,826.72

6.  Series 2005-1 Available Principal Collections
     (total of items 4 and 5)                                   $522,975,580.35

APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD

1. Treated as Shared Excess Available Principal Collections     $522,975,580.35

APPLICATION OF PRINCIPAL COLLECTIONS DURING CONTROLLED ACCUMULATION PERIOD

1.  Principal Funding Account                                                NA

2.  Treated as Shared Excess Available Principal Collections                 NA


APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY AMORTIZATION PERIOD

1.  Class A Noteholders                                                      NA

2.  Class B Noteholders                                                      NA

3.  Class C Noteholders                                                      NA

4.  Treated as Shared Excess Available Principal Collections                 NA

APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
ALLOCATED TO SERIES 2005-1

1.  Series 2005-1 Available Principal Collections Shortfall               $0.00

2.  Shared Excess Available Principal Collections                         $0.00

3.  During the Controlled Accumulation Period:

3a.  Amount deposited in the Principal Funding Account                    $0.00

4.  During the Early Amortization Period:

4a.  Paid to the Class A Noteholders                                      $0.00

4b.  Paid to the Class B Noteholders                                      $0.00

4c.  Paid to the Class C Noteholders                                      $0.00

SERIES 2005-1 PRINCIPAL FUNDING, ACCUMULATION, CLASS C RESERVE ACCOUNT

1. Principal Funding Account
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

2. Investment Proceeds on Principal Funding Account                       $0.00

3. Accumulation Reserve Account amount
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

4. Required Accumulation Reserve Account amount                           $0.00

5. Class C Reserve Account amount
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

6. Required Class C Reserve Account amount                                $0.00

PORTFOLIO PERFORMANCE DATA

1. Series 2005-1 Portfolio Yield
          Current Monthly Period                                          29.75%
          Prior Monthly Period                                            30.16%
          Second Prior Monthly Period                                     31.20%

2. Series 2005-1 Quarterly Portfolio Yield                                30.37%

3. Series 2005-1 Base Rate
          Current Monthly Period                                           7.42%
          Prior Monthly Period                                             7.25%
          Second Prior Monthly Period                                      7.13%

4. Series 2005-1 Quarterly Base Rate                                       7.26%

5. Series 2005-1 Excess Spread Percentage
          Current Monthly Period                                          22.33%
          Prior Monthly Period                                            22.92%
          Second Prior Monthly Period                                     24.08%

6. Series 2005-1 Quarterly Excess Spread Percentage                       23.11%

Is the Quarterly Excess Spread Percentage greater than the Required Excess
Spread Percentage?                                                           YES

7.  Principal Payment Rate
          Current Monthly Period                                          87.00%
          Prior Monthly Period                                            88.48%
          Second Prior Monthly Period                                     88.98%

8.  Quarterly Principal Payment Rate                                      88.15%

Is the Quarterly Principal Payment Rate greater than 60%?                    YES


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer




                                         By: /s/ Stephen J. Bakonyi
                                             -------------------------------
                                             Name: Stephen J. Bakonyi
                                             Title: Vice President
                                                     ABS Operations

                      MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                 SERIES 2005-2


                  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:


                1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

                2. TRS is, as of the date hereof, the Servicer under the Agreement.

                3. The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.

                4. This Certificate relates to the Payment Date occurring on 15-Aug-06.

                5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

                6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail
         (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2006.


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer




                                         By: /s/ Stephen J. Bakonyi
                                             -------------------------------
                                             Name: Stephen J. Bakonyi
                                             Title: Vice President
                                                     ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                            MONTHLY REPORT

Monthly Period:                                         25-Jun-06 to 25-Jul-06

Record Date:                                                           31-Jul-06

Payment Date:                                                          15-Aug-06


TRUST ACTIVITY                                                     TRUST TOTALS

1. Number of days in Monthly Period                                          31

2. Beginning of Monthly Period Number of Accounts                     7,299,932

3. Beginning of Monthly Period Principal Receivables,
including any additions or removals during the monthly
Period                                                        $8,319,718,127.67

3a. Addition of Principal Receivables                                     $0.00

3b. Removal of Principal Receivables                                      $0.00

4. Beginning of Monthly Period Invested Amount of
Collateral Certificates                                                   $0.00

5. Beginning of Monthly Period Excess Funding
Account Amount                                                            $0.00

6. Beginning of Monthly Period Pool Balance                   $8,319,718,127.67

7. Beginning of Monthly Period Available
Overconcentration Account Amount                                          $0.00

8. New Principal Receivables                                  $6,990,725,985.02

9. Principal Collections                                      $7,238,165,221.10

10. Gross Default Amount                                         $20,427,684.04

11. End of Monthly Period Principal Receivables               $8,051,851,207.56

12. End of Monthly Period Invested Amount of
Collateral Certificates                                                   $0.00

13. End of Monthly Period Excess Funding
Account Amount                                                            $0.00

14. End of Monthly Period Pool Balance                        $8,051,851,207.56

15. End of Monthly Period Required Pool Balance               $1,200,000,000.00

16. End of Monthly Period Available
Overconcentration Account Amount                                          $0.00

17. Required Overconcentration Account Amount                             $0.00

18. End of Monthly Period Number of Accounts                          7,333,772

TRUST PERFORMANCE
1. Principal Collections                                      $7,238,165,221.10

2. Principal Payment Rate                                                 87.00%

3. Net Default Amount                                            $13,517,139.20

4. Annualized Net Default Rate                                             1.98%

5. Finance Charge Collections                                   $223,860,780.04

6. Trust Portfolio Yield (Net of Default)                                 30.76%

7. Delinquencies
                    31-60 Days Delinquent                       $148,400,917.16

                    61-90 Days Delinquent                        $40,723,591.04

                    90+ Days Delinquent                         $121,436,174.84

                    Total 30+ Days Delinquent                   $310,560,683.04

TRANSFEROR AMOUNT

1. Beginning of Monthly Period Pool Balance                   $8,319,718,127.67

2. Beginning of Monthly Period Nominal Liquidation Amount     $1,200,000,000.00

3. Beginning of Monthly Period Transferor Amount              $7,119,718,127.67

4. End of Monthly Period Pool Balance                         $8,051,851,207.56

5. End of Monthly Period Nominal Liquidation Amount           $1,200,000,000.00

6. End of Monthly Period Transferor Amount                    $6,851,851,207.56

7. End of Monthly Period Required
Transferor Amount                                             $1,207,777,681.13

SERIES 2005-2 NOMINAL LIQUIDATION AMOUNT

1. Beginning of Monthly Period Series
2005-2 Nominal Liquidation Amount                               $600,000,000.00

2. Reimbursement of previous reductions in the Series
2005-2 Nominal Liquidation Amount                                         $0.00

3. Investor Charge-Offs                                                   $0.00

4. Reallocated Principal Collections                                      $0.00

5. Principal Funding Account Balance                                      $0.00

6. Payments of principal of the Series
2005-2 Notes                                                              $0.00

7. End of Monthly Period Series
2005-2 Nominal Liquidation Amount                               $600,000,000.00

REALLOCATION GROUP A ALLOCATIONS               Trust Totals        Group Totals

1. Nominal Liquidation Amount                                 $1,200,000,000.00

2. Finance Charge Collections               $223,860,780.04      $32,288,706.41

3. Interest                                                       $5,257,313.34

4. Net Default Amount                                             $1,949,653.44

5. Servicing Fee paid to the servicer                             $2,000,000.00

6. Additional Amounts                                                     $0.00


SERIES 2005-2 ALLOCATIONS

1. Reallocation Group                                                          A

2. Shared Excess Available Finance Charge
Collections Group                                                              A

3. Shared Excess Available Principal Collections Group                         A

4. Principal Funding Account Balance                                      $0.00

5. Series 2005-2 Floating Allocation Percentage                            7.21%

6. Series 2005-2 Finance Charge Collections                      $16,144,353.20

7. Series 2005-2 Reallocation Group A Finance
Charge Collections                                               $16,154,914.03

8. Net Investment Proceeds from Principal Funding Account                 $0.00

9. Amounts withdrawn from Accumulation Reserve Account                    $0.00

10. Series 2005-2 Available Finance Charge Collections           $16,154,914.03

11. Series 2005-2 Allocation of Shared Excess Available Finance
Charge Collections                                                        $0.00

12. Series 2005-2 LIBOR Determination Date                             13-Jul-06

13. Series 2005-2 Monthly Interest (17-Jul-06 to 14-Aug-06)       $2,639,217.50

14. Series 2005-2 Servicing Fee paid to the servicer              $1,000,000.00

15. Series 2005-2 Default Amount                                    $974,826.72

16. Series 2005-2 Principal Allocation Percentage                          7.21%

17. Series 2005-2 Allocation of Principal Collections           $522,000,753.63

18. Series 2005-2 Allocation of Shared Excess Available
Principal Charge Collections                                              $0.00

19. Series 2005-2 Allocation of amounts withdrawn from the
Overconcentration Account                                                 $0.00

APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS

1. Series 2005-2 Available Finance Charge Collections            $16,154,914.03

2. Class A Notes( $558,000,000 )
  a. Class A Monthly Interest (Note Interest Rate:5.43875%)       $2,444,718.13
  b. Class A Outstanding Monthly Interest                                 $0.00
  c. Class A Additional Interest                                          $0.00
  d. Class A Outstanding Additional Interest                              $0.00

3. Class B Notes( $12,000,000 )
  a. Class B Monthly Interest (Note Interest Rate:5.64875%)          $54,604.58
  b. Class B Outstanding Monthly Interest                                 $0.00
  c. Class B Additional Interest                                          $0.00
  d. Class B Outstanding Additional Interest                              $0.00

4. Class C Notes( $30,000,000 )
  a. Class C Monthly Interest (Note Interest Rate:5.78875%)         $139,894.79
  b. Class C Outstanding Monthly Interest                                 $0.00
  c. Class C Additional Interest                                          $0.00
  d. Class C Outstanding Additional Interest                              $0.00

5.  Series 2005-2 Servicing Fee Paid to Servicer                  $1,000,000.00

6.  Amount equal to Series 2005-2 Default Amount treated as
     Series 2005-2 Available Principal Collections                  $974,826.72

7.  Amount equal to unreimbursed reductions in the Series
     2005-2 Nominal Liquidation Amount treated as Series 2005-2
     Available Principal Collections                                      $0.00

8.  Deposited to Accumulation Reserve Account                             $0.00

9.  Deposited to Class C Reserve Account                                  $0.00

10.  If event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 notes treated as
     Series 2005-2 Available Principal Collections                        $0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available for allocation to other series in Shared
       Excess Available Finance Charge Collections Group A       $11,540,869.82

12.  Remaining amount paid to holder of the
       Transferor Interest                                       $11,540,869.82

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE COLLECTIONS
ALLOCATED TO SERIES 2005-2

1.  Shared Excess Available Finance Charge Collections                    $0.00

2.  Applied to fund Class A Monthly Interest and Class A Additional
     Interest and any past due Class A Monthly Interest and
     Class A Additional Interest                                          $0.00

3.  Applied to fund Class B Monthly Interest and Class B Additional
     Interest and any past due Class B Monthly Interest and
     Class B Additional Interest                                          $0.00

4.  Applied to fund Class C Monthly Interest and Class C Additional
     Interest and any past due Class C Monthly Interest and
     Class C Additional Interest                                          $0.00

5.  Applied to unpaid Series 2005-2 Servicing Fee                         $0.00

6.  Amount equal to Series 2005-2 Default Amount treated
     as Series 2005-2 Available Principal Collections                     $0.00

7.  Amount equal to unreimbursed reductions in the Series
     2005-2 Nominal Liquidation treated as Series 2005-2
     Available Principal Collections                                      $0.00

8.  Deposited to Accumulation Reserve Account                             $0.00

9.  Deposited to Class C Reserve Account                                  $0.00

10.  If event of default and acceleration, amount up to the
      outstanding dollar principal amount of the Series 2005-2 notes
      treated as Series 2005-2 Available Principal Collectio              $0.00

11.  Remaining amount treated as Shared Excess Available Finance
       Charge Collections available to cover Series
       Available Finance Charge Collections Shortfalls                    $0.00

12.  Remaining amount paid to holder of the
       Transferor Interest                                                $0.00

PRINCIPAL COLLECTIONS

1.  Series 2005-2 Principal Allocation Percentage                          7.21%

2.  Series 2005-2 Principal Collections                         $522,000,753.63

3.  Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series
     2005-2 Servicing Fee and past due amounts thereon                    $0.00

4.  Item 2 minus Item 3                                         $522,000,753.63

5.  Other amounts treated as Series 2005-2
     Available Principal Collections                                $974,826.72

6.  Series 2005-2 Available Principal Collections
     (total of items 4 and 5)                                   $522,975,580.35

APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD

1. Treated as Shared Excess Available Principal Collections     $522,975,580.35

APPLICATION OF PRINCIPAL COLLECTIONS DURING CONTROLLED ACCUMULATION PERIOD

1.  Principal Funding Account                                                NA

2.  Treated as Shared Excess Available Principal Collections                 NA


APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY AMORTIZATION PERIOD

1.  Class A Noteholders                                                      NA

2.  Class B Noteholders                                                      NA

3.  Class C Noteholders                                                      NA

4.  Treated as Shared Excess Available Principal Collections                 NA

APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS
ALLOCATED TO SERIES 2005-2

1.  Series 2005-2 Available Principal Collections Shortfall               $0.00

2.  Shared Excess Available Principal Collections                         $0.00

3.  During the Controlled Accumulation Period:

3a.  Amount deposited in the Principal Funding Account                    $0.00

4.  During the Early Amortization Period:

4a.  Paid to the Class A Noteholders                                      $0.00

4b.  Paid to the Class B Noteholders                                      $0.00

4c.  Paid to the Class C Noteholders                                      $0.00

SERIES 2005-2 PRINCIPAL FUNDING, ACCUMULATION, CLASS C RESERVE ACCOUNT

1. Principal Funding Account
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

2. Investment Proceeds on Principal Funding Account                       $0.00

3. Accumulation Reserve Account amount
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

4. Required Accumulation Reserve Account amount                           $0.00

5. Class C Reserve Account amount
   Opening Balance                                                        $0.00
      Additions                                                           $0.00
      Withdrawals                                                         $0.00
   Ending balance                                                         $0.00

6. Required Class C Reserve Account amount                                $0.00

PORTFOLIO PERFORMANCE DATA

1. Series 2005-2 Portfolio Yield
          Current Monthly Period                                          29.79%
          Prior Monthly Period                                            30.21%
          Second Prior Monthly Period                                     31.25%

2. Series 2005-2 Quarterly Portfolio Yield                                30.42%

3. Series 2005-2 Base Rate
          Current Monthly Period                                           7.46%
          Prior Monthly Period                                             7.29%
          Second Prior Monthly Period                                      7.17%

4. Series 2005-2 Quarterly Base Rate                                       7.31%

5. Series 2005-2 Excess Spread Percentage
          Current Monthly Period                                          22.33%
          Prior Monthly Period                                            22.92%
          Second Prior Monthly Period                                     24.08%

6. Series 2005-2 Quarterly Excess Spread Percentage                       23.11%

Is the Quarterly Excess Spread Percentage greater than the Required Excess
Spread Percentage?                                                           YES

7.  Principal Payment Rate
          Current Monthly Period                                          87.00%
          Prior Monthly Period                                            88.48%
          Second Prior Monthly Period                                     88.98%

8.  Quarterly Principal Payment Rate                                      88.15%

Is the Quarterly Principal Payment Rate greater than 60%?                    YES


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer




                                         By: /s/ Stephen J. Bakonyi
                                             -------------------------------
                                             Name: Stephen J. Bakonyi
                                             Title: Vice President
                                                     ABS Operations